UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 28, 2008
TRONOX INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-32669	20-2868245

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 N. Robinson, Suite 300
Oklahoma City, Oklahoma 73102
(Address of Principal Executive Offices, including Zip Code)
(405) 775-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Waiver and Amendment to Credit Agreement
     On October 28, 2008, Tronox Incorporated (the “Company”) and its subsidiary Tronox Worldwide LLC (the “Borrower”) entered into a Waiver and Amendment to Credit Agreement (the “Waiver and Amendment”) with certain lenders under the Credit Agreement, dated as of November 28, 2005, among the Company, the Borrower, the lenders from time to time parties thereto, Lehman Brothers Inc. and Credit Suisse, as joint lead arrangers and joint bookrunners, ABN Amro Bank N.V., as syndication agent, JPMorgan Chase Bank, N.A. and Citicorp USA, Inc., as co-documentation agents, and Lehman Commercial Paper Inc., as administrative agent, as amended by the First Amendment dated as of March 12, 2007, the Second Amendment to the Credit Agreement and First Amendment to Guarantee and Collateral Agreement dated as of February 8, 2008, and the Third Amendment to the Credit Agreement and Second Amendment to Guarantee and Collateral Agreement dated as of July 17, 2008 (as amended, the “Credit Agreement”).
     Pursuant to the Waiver and Amendment, lenders holding a majority of the aggregate principal amount of loans under the Credit Agreement agreed to waive (the “Waiver”) certain defaults and events of default that may have occurred due to the Borrower’s (i) failure to comply for the period of four consecutive fiscal quarters ending September 30, 2008 with Section 7.1(a) of the Credit Agreement, which requires maintenance of a maximum Consolidated Total Leverage Ratio, and Section 7.1(b) of the Credit Agreement, which requires maintenance of a minimum Consolidated Interest Coverage Ratio, and (ii) submission of the Borrowing Notice on September 30, 2008, or receipt of any proceeds in respect thereof, at a time when any default or event of default referred to in clause (i) above had occurred and was continuing. The Waiver shall expire upon the earlier to occur of (i) November 25, 2008 and (ii) the occurrence of any event of default (other than any default waived pursuant to the Waiver and Amendment) and delivery by any of the lenders of a notice to the Borrower, while such event of default is continuing, stating that the Waiver is being terminated (the “Waiver Period”). In addition, no lender shall be required to make any Loan or issue any Letter of Credit during the Waiver Period, with the exception of Letters of Credit in an aggregate amount not to exceed $2,000,000 at any time outstanding; provided, that the issuance of any such Letter of Credit shall be subject to the condition that the issuing lender in respect thereof shall receive cash collateral therefor in an amount equal to 105% of the amount of such Letter of Credit, in addition to the other applicable conditions under the Credit Agreement. The Company and the Borrower also waived, released and discharged the lenders from all claims which the Company and the Borrower may have arising out of any lender’s failure to fund under the Borrowing Notice submitted by the Borrower on September 30, 2008. Capitalized terms used in this paragraph but not defined herein have the meaning ascribed to them in the Credit Agreement.
     In connection with the Waiver and Amendment, the Company paid certain of the consenting lenders a fee of 0.50% of the sum of such lender’s aggregate principal amount of the outstanding term loan and the revolving credit commitment. The Borrower also agreed to pay all fees and expenses incurred by certain lenders in connection with this Waiver and Amendment and other documents being executed and delivered in connection herewith.
     This description of the Waiver and Amendment is qualified in its entirety by the copy thereof attached as Exhibit 99.1 hereto and which is incorporated by reference herein.
     There is no assurance that the Company will not be in default under the Credit Agreement in the future. If the Company were to be in default under the Credit Agreement, its ability to borrow under the Credit Agreement would be impaired and the lenders could declare a default which could ultimately cause all amounts due under the Credit Agreement to become immediately due and payable.
     A copy of the Credit Agreement was filed as Exhibit 10.6 of the Company’s current report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on December 7, 2005. A copy of the first amendment thereto was filed as Exhibit 10.19 of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2007. A copy of the second amendment thereto was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on February 13, 2008. A copy of the third amendment thereto was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on July 21, 2008.
Amendment to and Waiver of Receivables Sale Agreement

     On October 28, 2008, Tronox Funding LLC (the “Seller”) and the Borrower entered into the Third Amendment to and Waiver of Receivables Sale Agreement (“Amendment No. 3”) to the Receivables Sale Agreement (the “Sale Agreement”) with The Royal Bank of Scotland plc and Amsterdam Funding Corporation, dated as of September 26, 2007.
     Pursuant to Amendment No.3, the Agent and the Purchasers under the Sale Agreement agreed to waive (the “Sale Agreement Waiver”) certain defaults and events of default. The Waiver takes effect on the date of Amendment No. 3 and shall expire on November 25, 2008 (the “Sale Agreement Waiver Period”). During the Sale Agreement Waiver Period, the Seller shall not have the right to request Incremental Purchases, and the Purchasers shall not be obligated to honor any such request for Incremental Purchases, under the Sale Agreement. Unless and until a Waiver Termination (as defined in Amendment No. 3) occurs, the Purchasers will permit Reinvestment Purchases to continue and will not exercise any other rights or remedies it may have as a result of the occurrence of any Existing Termination Event (as defined in Amendment No. 3). In addition, the parties agreed to amend (1) Section 3.4 of the Sale Agreement thereby (i) authorizing the Agent to give notice at any time (rather than only after the occurrence of a Termination Event (as defined in the Sale Agreement)) to all Lock-Box Banks that it is exercising its rights under the Lock-Box Letters, and (ii) eliminating the requirement that the Agent give prompt notice to the Seller upon exercising the foregoing rights, (2) clause (a) of Section 3.5 of the Sale Agreement thereby (i) authorizing the Agent at any time (rather than only after the occurrence of a Termination Event) to direct the Obligors and the Lock-Box Banks to make all payments on the Receivables directly to the Agent, and (ii) requiring the Agent to give prompt notice to the Seller of any such direction to the Obligors and Lock-Box Banks. Capitalized terms used in this paragraph but not defined herein have the meaning ascribed to them in the Sale Agreement.
     As consideration for Amendment No. 3, the Company paid a fee of $382,500. The Seller also agreed to pay all fees and expenses incurred by the Agent and its counsel in connection with this Amendment No. 3 and other documents being executed and delivered in connection herewith, and all invoiced fees and expenses of counsel to the Agent with respect to the facilities subject to the Sale Agreement.
     The description of Amendment No. 3 is qualified in its entirety by the copy thereof attached as Exhibit 99.2 hereto and which is incorporated by reference herein.
     There is no assurance that a Termination Event (as defined in the Sale Agreement) will not occur under the Sale Agreement in the future. The occurrence of a Termination Event in the future would adversely affect the rights of the Seller under the Sale Agreement.
     A copy of the Sale Agreement was filed as Exhibit 10.1 of the Company’s current report on Form 8-K, filed with the SEC on October 2, 2007. A copy of the First Amendment to and Waiver of Receivables Sale Agreement was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on August 4, 2008. A copy of the Second Amendment to and Waiver of Receivables Sale Agreement was filed as Exhibit 99.1 of the Company’s current report on Form 8-K, filed with the SEC on September 24, 2008.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Waiver and Amendment to Credit Agreement, dated October 28, 2008

99.2	Third Amendment to and Waiver of Receivables Sale Agreement, dated October 28, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRONOX INCORPORATED

Date: October 31, 2008

	By:	/s/ Michael J. Foster

Name: Michael J. Foster
Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Waiver and Amendment to Credit Agreement, dated October 28, 2008

99.2	Third Amendment to and Waiver of Receivables Sale Agreement, dated October 28, 2008

5